UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 1, 2014 (April 1, 2014)

ALR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-30414
(Commission File No.)

7400 Beaufont Springs Drive
Suite 300
Richmond, Virginia  23225
(Address of principal executive offices) (Zip Code)

(804) 554-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 1, 2014, Mr. Sidney Chan and the Company executed an amending agreement whereby Mr. Chan increased the borrowing limit of the line of credit he has provided to the Company from $4,000,000 to $5,500,000. All other terms and conditions of the amended credit agreement remain in force and unaltered. Mr. Chan and the Company had previously entered into an agreement on March 6, 2011, which was subsequently amended by further agreements dated October 24, 2011 and June 15, 2012 and December 28, 2012 whereby Mr. Chan agreed to make available to the Company a credit line equal to $4,000,000 for the Company’s corporate purposes. Under the terms of the arrangement, the amount borrowed by the Company bears simple interest at a rate of 1% per month. The amount borrowed is secured by a general security agreement over the assets of the Company and is due on demand. As at December 31, 2013, the Company had borrowed $3,520,540 from Mr. Chan on the line of credit.

In consideration of Mr. Chan making available the additional loan of $1,500,000 to the Company, the Company hereby:

a)	agrees to reduce the exercise price of the 50,000,000 shares of common stock under option to Mr. Chan from $0.05 to $0.03;
b)	grants Mr. Chan the right and option to purchase, an additional 83,333,400 shares of common stock at a price of $0.03 per share until March 31, 2019.
c)	agrees to reduce the exercise price of the 20,000,000 shares of common stock under option to the Ms. Christine Kan (Spouse of Mr. Chan) from $0.05 to $0.03;
d)	grants Ms. Kan the right and option to purchase, an additional 26,666,700 shares of common stock at a price of $0.03 per share until March 31, 2019..

Mr. Chan is the Chairman of the Board of Directors and Chief Executive Officer of the Company. Ms. Kan is a creditor of the Company pursuant to a Line of Credit Agreement and certain promissory notes.

On April 1, 2014, we amended the exercise price of the option to acquire 2,900,000 shares of our common stock as follows:

Optionee	# of Options	Prior Exercise Price	New Exercise Price
Dr. Kent Stoneking	500,000	$0.05	$0.03
Mr. Glen Reyes	200,000	$0.05	$0.03
Dr. Alfonso Salas	250,000	$0.05	$0.03
Mr. Kenneth Robulak	350,000	$0.05	$0.03
Viper Enterprises, LLC	500,000	$0.05	$0.03
Mr. Steven Brassard	300,000	$0.05	$0.03
Mr. Mark Geoffrey Uy	200,000	$0.05	$0.03
Mr. Johnny Tlardera	200,000	$0.05	$0.03
Mr. John Lester Tolentino	200,000	$0.05	$0.03
Ms. Barbara Dubiel	300,000	$0.05	$0.03
Mr. Norbert Ricafranca	200,000	$0.05	$0.03

Mr. Kenneth Robulak and Dr. Alfonso Salas are members of the Board of Directors of the Company.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On April 1, 2014, Mr. Sidney Chan and the Company executed an amending agreement whereby Mr. Chan increased the borrowing limit of the line of credit he has provided to the Company from $4,000,000 to $5,500,000. All other terms and conditions of the amended credit agreement remain in force and unaltered. Mr. Chan and the Company had previously entered into an agreement on March 6, 2011, which was subsequently amended by further agreements dated October 24, 2011 and June 15, 2012 and December 28, 2012 whereby Mr. Chan agreed to make available to the Company a credit line equal to $4,000,000 for the Company’s corporate purposes. Under the terms of the arrangement, the amount borrowed by the Company bears simple interest at a rate of 1% per month. The amount borrowed is secured by a general security agreement over the assets of the Company and is due on demand. As at December 31, 2013, the Company had borrowed $3,520,540 from Mr. Chan on the line of credit.

In consideration of Mr. Chan making available the additional loan of $1,500,000 to the Company, the Company hereby:

a)	agrees to reduce the exercise price of the 50,000,000 shares of common stock under option to Mr. Chan from $0.05 to $0.03;
b)	grants Mr. Chan the right and option to purchase, an additional 83,333,400 shares of common stock at a price of $0.03 per share until March 31, 2019.
c)	agrees to reduce the exercise price of the 20,000,000 shares of common stock under option to the Ms. Christine Kan (Spouse of Mr. Chan) from $0.05 to $0.03;
d)	grants Ms. Kan the right and option to purchase, an additional 26,666,700 shares of common stock at a price of $0.03 per share until March 31, 2019..

Mr. Chan is the Chairman of the Board of Directors and Chief Executive Officer of the Company. Ms. Kan is a creditor of the Company pursuant to a Line of Credit Agreement and certain promissory notes.

ITEM 5.01        CHANGES IN CONTROL OF THE REGISTRANT.

On April 1, 2014, we amended the exercise price of the option to acquire 2,900,000 shares of our common stock as follows:

Optionee	# of Options	Prior Exercise Price	New Exercise Price
Dr. Kent Stoneking	500,000	$0.05	$0.03
Mr. Glen Reyes	200,000	$0.05	$0.03
Dr. Alfonso Salas	250,000	$0.05	$0.03
Mr. Kenneth Robulak	350,000	$0.05	$0.03
Viper Enterprises, LLC	500,000	$0.05	$0.03
Mr. Steven Brassard	300,000	$0.05	$0.03
Mr. Mark Geoffrey Uy	200,000	$0.05	$0.03
Mr. Johnny Tlardera	200,000	$0.05	$0.03
Mr. John Lester Tolentino	200,000	$0.05	$0.03
Ms. Barbara Dubiel	300,000	$0.05	$0.03
Mr. Norbert Ricafranca	200,000	$0.05	$0.03

Mr. Kenneth Robulak and Dr. Alfonso Salas are members of the Board of Directors of the Company.

ITEM 8.01	OTHER EVENTS.

On April 1, 2014, Mr. Sidney Chan and the Company executed an amending agreement whereby Mr. Chan increased the borrowing limit of the line of credit he has provided to the Company from $4,000,000 to $5,500,000. All other terms and conditions of the amended credit agreement remain in force and unaltered. Mr. Chan and the Company had previously entered into an agreement on March 6, 2011, which was subsequently amended by further agreements dated October 24, 2011 and June 15, 2012 and December 28, 2012 whereby Mr. Chan agreed to make available to the Company a credit line equal to $4,000,000 for the Company’s corporate purposes. Under the terms of the arrangement, the amount borrowed by the Company bears simple interest at a rate of 1% per month. The amount borrowed is secured by a general security agreement over the assets of the Company and is due on demand. As at December 31, 2013, the Company had borrowed $3,520,540 from Mr. Chan on the line of credit.

In consideration of Mr. Chan making available the additional loan of $1,500,000 to the Company, the Company hereby:

a)	agrees to reduce the exercise price of the 50,000,000 shares of common stock under option to Mr. Chan from $0.05 to $0.03;
b)	grants Mr. Chan the right and option to purchase, an additional 83,333,400 shares of common stock at a price of $0.03 per share until March 31, 2019.
c)	agrees to reduce the exercise price of the 20,000,000 shares of common stock under option to the Ms. Christine Kan (Spouse of Mr. Chan) from $0.05 to $0.03;
d)	grants Ms. Kan the right and option to purchase, an additional 26,666,700 shares of common stock at a price of $0.03 per share until March 31, 2019..

Mr. Chan is the Chairman of the Board of Directors and Chief Executive Officer of the Company. Ms. Kan is a creditor of the Company pursuant to a Line of Credit Agreement and certain promissory notes.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Document Description

10.1	Amended Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 1st day of April, 2014.

ALR TECHNOLOGIES INC.

BY:	LAWRENCE WEINSTEIN
Lawrence Weinstein
President, Chief Operating Officer and Director